Exhibit 10.1
Supplemental Agreement No. 32
to
Purchase Agreement No. 1980
between
The Boeing Company
and
American airlines, inc
Relating to Boeing Model 777 Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into this _30th__ day of     September        , 2012, (SA‑32) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented relating to Boeing Model 777 aircraft (the Purchase Agreement) (capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement);
WHEREAS, Customer desires to exercise its QADP rights of one 777‑323ER Aircraft scheduled for delivery during the [*CTR] quarter of [*CTR] Delivery Aircraft);
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:
The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents,” attached hereto and identified with an “SA‑32” legend is substituted in lieu thereof to reflect the changes made by this SA‑32.

2.	Table 1-8:
Table 1‑8 entitled “777‑323ER Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety and a revised Table 1‑8, attached hereto and identified with an “SA‑32” legend is substituted in lieu thereof to add the exercised [*CTR] Delivery Aircraft.

3.	Revision of Attachment C to Letter Agreement No. 6‑1162‑AKP‑110R3:
Attachment C entitled “Information Regarding QADP Rights to Letter Agreement No. 6‑1162‑AKP‑110R3” is deleted in its entirety and a revised Attachment C
P.A. No. 1980                    Page 1                        SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(Revised Attachment C) is substituted in lieu thereof to reflect the exercised [*CTR] Delivery Aircraft.

4.	Customer Chapter 11:
Boeing acknowledges that Customer is a debtor in possession under chapter 11 of title 11 of the United States Code (the Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York, case no. 11‑15643 (SHL) (Jointly Administered). Customer believes that it has all requisite authority to enter into this Supplemental Agreement No. 32. The parties agree that this Supplemental Agreement No. 32 does not constitute an assumption, rejection, or assumption and assignment of the Purchase Agreement or cause the Purchase Agreement as a whole to become a new post‑petition agreement and that entry into this Supplemental Agreement No. 32 shall not affect any rights of Customer or Boeing under the Bankruptcy Code.
EXECUTED IN DUPLICATE as of the day and year first above written.
THE BOEING COMPANY             AMERICAN AIRLINES, INC.
By: /s/ The Boeing Company         By: /s/ American Airlines, Inc.
Name: The Boeing Company          Name: American Airlines, Inc.
Its: Attorney‑In‑Fact          Its: VP Corporate Development and Treasurer

P.A. No. 1980                        Page 2                        SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA‑20
2.	Delivery Schedule	1, SA‑20
3.	Price	1, SA‑20
4.	Payment	2, SA‑20
5.	Miscellaneous	2, SA‑20

TABLE		SA NUMBER
1.	777‑200ER Aircraft Delivery, Description, Price and Advance Payments ([*CTR] Deliveries) Jul. [*CTR] Airframe Base Year Jul. [*CTR] Engine Base Year	Original Purchase Agreement, SA‑3, SA‑17, SA‑18, SA‑26 & SA‑31
1‑1.	777‑200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑1
1‑2.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA‑2 & SA‑6
1‑3.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA‑4, SA‑5, SA‑6, SA‑7 & SA‑9
1‑4.	777‑200IGW Aircraft Information Table: 2000‑2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA‑5, SA‑6 & SA‑9
1‑5.	777‑223IGW Aircraft Information Table: 2001‑2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA‑10, SA‑11, SA‑12 & SA‑15
1‑6.	777‑200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA‑13
1‑7.	777‑323ER Aircraft Delivery, Description, Price and Advance Payments (November 2012 - July 2013 Deliveries) Jul. [*CTR] Airframe Base Year	SA‑25, SA‑26, SA‑28, SA‑31
1‑8.	777‑323ER Aircraft Delivery, Description, Price and Advance Payments (December [*CTR] and [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year	SA‑32

P.A. No. 1980                        Page 3                        SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued
TABLE		SA NUMBER
2.	777‑223IGW Aircraft Information Table: 2009‑2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA‑15 & SA‑16
3.	777‑223IGW Aircraft Information Table: 2006‑2010 Deliveries Jul. 1995 Airframe Base Year ([*CTR]) Jul. 2001 Engine Base Year	SA‑15 & SA‑16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration - 777‑323ER WITHDRAWN	SA‑31
A2.	Aircraft Configuration - 777-323ER	SA-28
B.	Aircraft Delivery Requirements and Responsibilities	SA‑20
C.	Defined Terms	SA‑20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features ‑ 777‑323ER	SA‑20
BFE1.	BFE Variables
BFE1‑2.	BFE Variables ‑ 777‑323ER	SA‑25, SA‑26, SA‑28
CS1.	Customer Support Variables
CS1‑2	Customer Support Variables ‑ 777‑323ER	SA‑20
SLP1	Service Life Policy Components
EE1‑BR1.	Engine Escalation and Engine Warranty	SA‑15
EE1‑2.	Engine Escalation, Engine Warranty and Patent Indemnity - 777‑323ER	SA‑20

LETTER AGREEMENTS		PA or SA NUMBER
6‑1162‑AKP‑070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
6‑1162‑AKP‑071R1	Purchase Obligations	PA3219
6‑1162‑AKP‑072R3	[*CTR]	SA‑20
6‑1162‑AKP‑073R1	Accident Claims and Litigation	PA3219

P.A. No. 1980                        Page 4                        SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		PA or SA NUMBER
6‑1162‑AKP‑109R3	Business Considerations	SA‑20
6‑1162‑AKP‑110R3	Aircraft Purchase Rights and Substitution Rights	SA‑20
Attachment A	Description and Price for Eligible Models	SA‑20
Attachment B	Information Regarding MADP Rights	SA‑31
Attachment C	Information Regarding QADP Rights	SA‑32
Attachment D	Forms of Purchase Agreement Supplement	SA‑20
Attachment E	Letter Agreements	SA‑20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA‑20
6‑1162‑AKP‑111	Aircraft Performance Guarantees
AAL‑PA‑1980‑LA‑1003346	Aircraft Performance Guarantees ‑ 777‑323ER	SA‑20
AAL‑PA‑1980‑LA‑04205R4	Aircraft Performance Guarantees - 777‑323ER	SA‑28
6‑1162‑AKP‑112	Spares Matters
6‑1162‑AKP‑113	Model 777 Miscellaneous Commitments
6‑1162‑AKP‑114R1	Installation of Cabin Systems Equipment	SA‑22
AAL‑PA‑1980‑LA‑1003493	Installation of Cabin Systems Equipment - 777‑323ER	SA‑20
6‑1162‑AKP‑115	Component and System Reliability Commitments
6‑1162‑AKP‑116	Price Adjustment on Rolls‑Royce Engines
6‑1162‑AKP‑117	Delivery Schedule
6‑1162‑AKP‑118R2	Confidentiality	SA‑20
6‑1162‑AKP‑204	Multiple Operating Weight Program Model 777‑200IGW Aircraft	SA‑6
AAL‑PA‑1980‑LA‑1003536R1	Multiple Operating Weight Program, Model 777‑323ER Aircraft	SA‑21
AAL‑PA‑1980‑LA‑1003344	Open Configuration Matters ‑777‑323ER	SA‑20
AAL‑PA‑1980‑LA‑1104563	Performance Guarantees for Rights Aircraft	SA‑23
AAL‑PA‑1980‑LA‑1105629	Advance Payments and Permitted Transactions	SA‑25
AAL PA 1980‑LA‑1207588	[*CTR] for Undelivered Aircraft	SA‑30
AAL‑PA‑1980‑LA‑1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA‑30
P.A. No. 1980                        Page 5                        SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1-8 to
Purchase Agreement No. PA-01980
777-323ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-300ER Engine Model/Thrust: GE90-115BL	775000 pounds 115300 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	[*CTR] [*CTR]	ECI-MFG/CPI
Airframe Price:	[*CTR]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[*CTR]
Sub-Total of Airframe and Features:	[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	[*CTR]	Base Year Index (CPI):	[*CTR]
Buyer Furnished Equipment (BFE) Estimate:	[*CTR]
Seller Purchased Equipment (SPE) Estimate:	[*CTR]
Deposit per Aircraft:	[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Exercised Via	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR] [*CTR]	[*CTR] Mos. [*CTR]	[*CTR] Mos. [*CTR]	Total [*CTR]
[*CTR]-2013	1	[*CTR]	31,550	SA-28	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR -2014	1	[*CTR]	33,541	SA-31	[*CTR]	[*CTR]*	[*CTR]**	[*CTR]	[*CTR]
[*CTR -2014	1	[*CTR]	31,553	SA-31	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR -2014	1	[*CTR]	33,127	SA-31	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR -2014	1	[*CTR]	31,554	SA-32	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
	5

* - Amount on hand for this Aircraft prior to SA-31
** - Amount adjusted for amount on hand prior to SA-31

P.A. No. 1980                                Table 1-8, Page 1                    SA‑32
BOEING PROPRIETARY
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)
Information Regarding QADP Rights

MSN or Item Number	Exercise Date	Delivery Quarter
~~101,789~~	~~9/30/2010~~	[*CTR]
31,543	SA-20	[*CTR]
~~101,790~~	~~3/31/2011~~	[*CTR]	SA-21
41,668	SA-23	[*CTR]
31,548	SA-25	[*CTR]
~~41,669~~	[*CTR]	[*CTR]	SA-27
~~68,870~~	[*CTR]	[*CTR]	SA-21
31,553	SA-31	[*CTR]	SA-31
33,127	SA-31	[*CTR]	SA-31
31,554	SA-32	[*CTR]	SA-32
68,870	[*CTR]	[*CTR]	SA-21
101,801	[*CTR]	[*CTR]
101,790	[*CTR]	[*CTR]	SA-29
41,669	[*CTR]	[*CTR]	SA-27
181,031	[*CTR]	[*CTR]	SA-29
101,798	[*CTR]	[*CTR]	SA-31
TBD	[*CTR]	[*CTR]	SA-30
68,864	[*CTR]	[*CTR]	SA-31
71,938	[*CTR]	[*CTR]	SA-31
Revisions made by SA-32 (in bold-face type above) and incorporated in Revised Attachment C:

1)	revised to reflect the Customer's exercise of its QADP rights of the [*CTR] Delivery Aircraft.

PA No. 1980                    SA-32                        Page 1 of 1
[*CTR]= [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]